UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

THE KEYW HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400

Hanover, Maryland 21076

(Address of principal executive offices) (Zip Code)

(443) 733-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KEYW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 22, 2019 by The KeyW Holding Corporation (“KeyW” or the “Company”), on April 21, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jacobs Engineering Group Inc., a Delaware corporation (“Jacobs”), and Atom Acquisition Sub, Inc., a Maryland corporation and a wholly-owned indirect subsidiary of Jacobs (“Merger Sub”). The Merger Agreement provides for the acquisition of the Company by Jacobs in a two-step transaction, consisting of a tender offer followed immediately by a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger. On May 13, 2019, Merger Sub commenced a tender offer (the “Offer”) to purchase all of the shares of the Company’s outstanding common stock, par value $0.001 per share (the “Shares”), at a price per share of $11.25, payable net to the seller in cash, without interest thereon and less any applicable withholding taxes (the “Merger Consideration”), upon the terms and subject to the conditions set forth in the Merger Agreement, the Offer to Purchase, dated May 13, 2019, the related Letter of Transmittal and the Notice of Guaranteed Delivery.

Item 5.03.                                        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the articles of incorporation and bylaws of the Company were amended and restated in their entirety, each effective as of June 12, 2019. Copies of the Company’s Articles of Amendment and Restatement and Second Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 9.01.                            Financial Statements and Exhibits.

(d)          Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment and Restatement of The KeyW Holding Corporation.
3.2	Second Amended and Restated Bylaws of The KeyW Holding Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ Kevin C. Berryman
DATE: June 12, 2019	Kevin C. Berryman
Treasurer